UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2017

Aduro Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37345	94-3348934
(Commission File Number)	(IRS Employer Identification No.)

740 Heinz Avenue

Berkeley, California

(Address of principal executive offices)

94710

(Zip Code)

Registrant’s telephone number, including area code: (510) 848-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Attached hereto as Exhibit 99.1 is an investor presentation that Aduro Biotech, Inc. plans to present during the 35th Annual J.P. Morgan Healthcare Conference on January 9, 2017.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description

99.1	Aduro Biotech, Inc. Investor Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 9, 2017	ADURO BIOTECH, INC.

	By:	/s/ Jennifer Lew
Jennifer Lew
Senior Vice President of Finance

EXHIBIT INDEX

Exhibit	Description

99.1	Aduro Biotech, Inc. Investor Presentation.